Filed Pursuant to Rule 497

Registration Statement No. 333-231146

Supplement, dated August 15, 2019
to Prospectus Supplement, dated May 16, 2019

(to Prospectus, dated April 30, 2019)

Up to 9,500,000 Shares

Common Stock

This supplement (this “Supplement”) contains information which amends, supplements or modifies certain information contained in the Prospectus of Main Street Capital Corporation (the “Company”) dated April 30, 2019 (the “Prospectus”), as supplemented by the Prospectus Supplement dated May 16, 2019 (the “Prospectus Supplement”), as further supplemented from time to time including hereby, relating to the offer and sale of up to 9,500,000 shares of our common stock, par value $0.01 per share, from time to time (i) through the Sales Agents in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices or (ii) directly to one or more of the Sales Agents, as principal for its own respective account, at a price agreed upon at the time of sale. This Supplement should be read in conjunction with the Prospectus Supplement and the Prospectus. Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Prospectus Supplement.

This Supplement is being filed to reflect that the Company has entered into an equity distribution agreement, dated August 15, 2019, with Comerica Securities, Inc. on the same terms as the equity distribution agreements, each dated May 16, 2019, entered into with each of BB&T Capital Markets, a division of BB&T Securities, LLC, RBC Capital Markets, LLC and Raymond James & Associates, Inc., to add Comerica Securities, Inc. as an additional agent.  Accordingly, each reference to the term “Sales Agent” or “Sales Agents” in the Prospectus Supplement is hereby amended to include Comerica Securities, Inc.

In addition, similar to the other Sales Agents, Comerica Securities, Inc. or its affiliates act as a lender under our Credit Facility. Certain of the net proceeds from the sale of our common stock, not including selling compensation, may be paid to Comerica Securities, Inc., the other Sales Agents and/or their affiliates in connection with the repayment of debt owed under our Credit Facility. As a result, Comerica Securities, Inc., the other Sales Agents and/or their affiliates may receive more than 5% of the net proceeds of this offering, not including selling compensation.

The address of Comerica Securities, Inc. is 3551 Hamlin Road, MC 7476, Auburn Hills, MI 48326.

Investing in our common stock involves a high degree of risk, and should be considered highly speculative. See “Risk Factors” beginning on page S-9 of the Prospectus Supplement and page 11 of the accompanying Prospectus, in our most recently filed Annual Report on Form 10-K and under similar headings in the other documents that are filed on or after the date hereof and incorporated by reference into the Prospectus Supplement and the accompanying Prospectus, as further supplemented from time to time, before investing in our common stock.